Exhibit 99.1

I.D. Systems Acquires GE Asset Intelligence

HACKENSACK, N.J., Jan 7, 2010 (GlobeNewswire via COMTEX) -- I.D. Systems, Inc. (Nasdaq:IDSY), a leading provider of wireless asset management solutions, today announced that it has acquired Asset Intelligence, LLC, a business unit of General Electric Co. (NYSE:GE), for $15 million in cash, with an additional cash consideration of up to $2 million payable upon the achievement of certain performance milestones. Asset Intelligence provides trailer and container tracking solutions for manufacturers, retailers, shippers and freight transportation providers, and has more than 120,000 units under contract.

In connection with its separation from GE, Asset Intelligence has entered into a multi-year joint marketing agreement with GE Capital's Trailer Fleet Services business (TFS), a leading provider of trailer rentals, leases and sales across North America. Under this agreement, TFS will treat Asset Intelligence as a preferred supplier and market Asset Intelligence's products and services to its customers.

In accordance with business purchase accounting rules, I.D. Systems will recognize revenue from Asset Intelligence's existing service contracts, but is not permitted to recognize deferred revenue from previous hardware sales. Based on this accounting methodology, I.D. Systems expects that Asset Intelligence will contribute $12-15 million to its GAAP revenue for 2010, including approximately $11 million from recurring services. Without the required purchase accounting adjustment, this $12-15 million would equate to approximately $24-27 million in revenue.

"This acquisition positions I.D. Systems to become the world's preeminent provider of wireless information technology for managing high-value corporate assets," said Jeffrey Jagid, I.D. Systems' Chairman and CEO. "The focus of Asset Intelligence on trucking, rail, marine and intermodal applications significantly expands the scope of assets addressed by I.D. Systems' solutions. The customer base, alliances and technology of Asset Intelligence also fit exceptionally well within I.D. Systems' strategic growth plan, which includes organic growth with existing customers, cultivation of new applications and markets, development of new sales channels, and expansion of our intellectual property portfolio-all with the goal of making our revenues more diversified and predictable, and increasing shareholder value.

"Asset Intelligence's service-oriented contract model provides I.D. Systems with a high-margin, recurring revenue stream that should increase our top-line results over prior years and help reduce quarterly revenue volatility," emphasized Mr. Jagid. "The acquisition also provides cross-selling opportunities; we can offer I.D. Systems' vehicle management systems to customers of Asset Intelligence and Asset Intelligence's trailer tracking systems to customers of I.D. Systems."

Asset Intelligence is managed by Darryl Miller, a 23-year GE veteran, who will continue to serve as Chief Operating Officer of the business unit, reporting directly to Mr. Jagid. "The web and mobile communications technologies of Asset Intelligence are highly complementary to I.D. Systems' portfolio of wireless asset management patents," said Mr. Miller. "The entire Asset Intelligence organization is eager to integrate with I.D. Systems to provide the industry's leading suite of asset management solutions."

"In addition to strong synergies in sales, marketing, and technology, we expect that our acquisition of Asset Intelligence will result in operational cost-saving opportunities," said Ned Mavrommatis, I.D. Systems' Chief Financial Officer. "It is also important to note that, after the acquisition, I.D. Systems continues to have a strong balance sheet, with cash and marketable securities of more than $30 million."

Cowen and Company acted as exclusive financial advisor to I.D. Systems in connection with the acquisition, and Lowenstein Sandler PC served as counsel to I.D. Systems.

Investor Conference Call

I.D. Systems will hold a conference call for investors and analysts at 8:30 a.m. Eastern Time on January 8, 2010, concerning this acquisition. After opening remarks, there will be a question and answer period. The conference call will be broadcast live via the Investors section of I.D. Systems' website, www.id-systems.com. To listen to the live call, go to the website at least 10 minutes early to download and install any necessary audio software. If you are unable to listen live, the conference call will be archived on the Investors section of the Company's website for approximately for 90 days.

About Asset Intelligence

Asset Intelligence combines web-based software technologies with satellite and cellular communications to deliver reliable, data-driven telematics solutions for supply chain asset management. These solutions help secure and optimize the performance of trailers, railcars, containers, and the freight they carry, enabling shippers and carriers alike to maximize security and efficiency throughout their supply chains.

Asset Intelligence's VeriWise(TM) platform provides comprehensive real-time data for faster, more informed decision-making in multiple supply chain applications:

·      Asset Optimization -- combining web-based asset visibility and advanced telemetry data to monitor the condition of fleet assets, streamline asset deployment, optimize utilization, and maximize return on investment.

·      Cold Chain Management -- maintaining the condition and quality of temperature-sensitive cargo from point A to point B, and all the points in between.

·      Fleet Maintenance -- utilizing sensor technologies, real-time data and a wealth of transportation maintenance knowledge to help control maintenance costs, improve preventative maintenance practices, increase asset up-time, extend asset life, and reduce overall cost of ownership.

·      Fuel Management -- monitoring key factors in fuel consumption, such as tire pressure and engine idle time, to help optimize fuel performance and reduce transportation costs.

·      Security & Safety -- protecting valuable assets and cargo throughout the supply chain.

"International supply chains face many challenges today, including increased cross-border trade, higher fuel costs, stricter regulations, and tighter margin pressures," observed Mr. Miller. "The world-class asset monitoring solutions of Asset Intelligence -- together with I.D. Systems' best-practice technologies for industrial vehicle management -- give manufacturers, carriers, distributors, and retailers a unique choice of effective tools to cut costs and optimize utilization in their supply chains."

About I.D. Systems

Based in Hackensack, New Jersey, with subsidiaries in Germany and the United Kingdom, I.D. Systems is a leading global provider of wireless solutions for managing and securing high-value enterprise assets, including industrial vehicles, such as forklifts and airport ground support equipment, and rental vehicles. The Company's patented technology, which utilizes radio frequency identification, or RFID, technology, addresses the needs of organizations to control, track, monitor and analyze their assets. For more information, visit www.id-systems.com.

"Safe Harbor" Statement:

This press release contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements include statements with respect to I.D. Systems' beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond I.D. Systems' control, and which may cause its actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include: statements regarding prospects for additional customers; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; and plans, strategies and objectives of management for future operations, including integration plans in connection with the acquisition. The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the loss of key customers or reduction in the purchase of products by any such customers, the failure of the market for I.D. Systems' products to continue to develop, the possibility that I.D. Systems may not be able to integrate successfully the business, operations and employees of acquired businesses, the inability to protect I.D. Systems' intellectual property, the inability to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and other risks detailed from time to time in I.D. Systems' filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2008. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, I.D. Systems. I.D. Systems assumes no obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

This news release was distributed by GlobeNewswire, www.globenewswire.com

SOURCE: I.D. Systems, Inc.

CONTACT: I.D. Systems, Inc.
For Financial Press
Ned Mavrommatis, Chief Financial Officer
ned@id-systems.com
For Trade Press
Greg Smith, Vice President Marketing
gsmith@id-systems.com
201-996-9000
Fax: 201-996-9144